NET GAIN ON SECURITIES (Tables)	12 Months Ended
Dec. 31, 2019
NET GAIN ON SECURITIES
Schedule of components of net gain on securities

This item consists of the following:

	2019	2018	2017
	S/(000)	S/(000)	S/(000)

Net gain on the purchase and sale of securities	317,862	135,253	658,495
Net gain in associates (*)	79,844	72,254	49,268
Net gain on financial assets at fair value through profit or loss	147,582	33,333	54,019
Recovery of credit loss for investments at fair value through other comprehensive income, Note 6(b)	745	1,909	—
Credit loss on investments available-for-sale	—	—	(766)
Others	781	80	(244)
Total	546,814	242,829	760,772

(*)It mainly includes the gain of its associated “Entidad Prestadora de Salud” for approximately S/53.6 million during the year 2019 (S/50.4 million during the year 2018).